Exhibit 99.3
                                                                 ------------


                       CONSENT AND LETTER OF TRANSMITTAL

                  To Tender and to Give Consent in Respect of

                   9 3/4% Senior Notes Due 2007 (the "Notes")
                            (CUSIP Number 027126AC5)
                           (ISIN Number US027126AC57)

                                       of

                          American Lawyer Media, Inc.

                       Pursuant to the Offer to Purchase
                       and Consent Solicitation Statement
                             dated January 31, 2005

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THE OFFER (AS DEFINED BELOW) WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
MARCH 1, 2005, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). THE OFFER MAY BE EXTENDED AT ANY TIME AND FROM TIME TO TIME, INCLUDING ON A DAILY BASIS. HOLDERS OF NOTES WHO DESIRE TO RECEIVE THE CONSENT PAYMENT AND THE TENDER OFFER CONSIDERATION WITH RESPECT TO THE NOTES MUST BOTH VALIDLY CONSENT TO THE PROPOSED AMENDMENTS AND TENDER THEIR NOTES PURSUANT TO THE OFFER AT OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON FEBRUARY 11, 2005, UNLESS EXTENDED BY THE COMPANY (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED, THE "CONSENT DATE"). TENDERED NOTES MAY BE WITHDRAWN AND CONSENTS MAY BE REVOKED AT ANY TIME ON OR PRIOR TO THE CONSENT DATE BUT NOT THEREAFTER. HOLDERS WHO TENDER THEIR NOTES AND DELIVER THEIR CONSENTS AFTER THE CONSENT DATE WILL RECEIVE ONLY THE TENDER OFFER CONSIDERATION AND MAY NOT WITHDRAW THEIR NOTES OR REVOKE THEIR CONSENTS. HOLDERS WHO DESIRE TO TENDER THEIR NOTES MUST CONSENT TO THE PROPOSED AMENDMENTS AND HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED NOTES.
-------------------------------------------------------------------------------

             The Depositary for the Offer and the Solicitation is:

                              THE BANK OF NEW YORK

            By Mail, Overnight Courier or in person (by hand only):
                              The Bank of New York
                           Corporate Trust Operations
                              Reorganization Unit
                           101 Barclay Street--7 East
                               New York, NY 10286
                           Attention: Mr. David Mauer

                                 By Facsimile:
                        (for Eligible Institutions only)
                                 (212) 298-1915
                             Confirm by Telephone:
                                 (212) 815-3687

         DELIVERY OF THIS CONSENT AND LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE TO A NUMBER, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

         DELIVERY OF DOCUMENTS TO DTC (AS DEFINED BELOW) DOES NOT CONSTITUTE DELIVERY TO THE DEPOSITARY.

         THE INSTRUCTIONS CONTAINED HEREIN AND IN THE STATEMENT (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS CONSENT AND LETTER OF TRANSMITTAL IS COMPLETED.

         ALL CAPITALIZED TERMS USED HEREIN BUT NOT DEFINED HEREIN SHALL HAVE THE MEANINGS ASCRIBED TO THEM IN THE STATEMENT.

         HOLDERS WHO DESIRE TO TENDER THEIR NOTES PURSUANT TO THE OFFER MUST CONSENT TO THE PROPOSED AMENDMENTS, AND HOLDERS MAY NOT DELIVER CONSENTS WITHOUT TENDERING THE RELATED NOTES. PURSUANT TO THE TERMS HEREOF, THE COMPLETION, EXECUTION AND DELIVERY OF THE CONSENT AND LETTER OF TRANSMITTAL BY A HOLDER IN CONNECTION WITH THE TENDER OF NOTES WILL BE DEEMED TO CONSTITUTE THE CONSENT OF SUCH TENDERING HOLDER TO THE PROPOSED AMENDMENTS RELATING TO THE NOTES. HOLDERS MAY NOT REVOKE CONSENTS WITHOUT WITHDRAWING THE RELATED NOTES TENDERED PURSUANT TO THE OFFER. CONSENTS MAY NOT BE REVOKED AND NOTES MAY NOT BE WITHDRAWN AFTER THE CONSENT DATE.

         List below the Notes to which this Consent and Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts of the Notes being tendered on a separately executed schedule and affix the schedule to this Consent and Letter of Transmittal. Tenders of Notes will be accepted only in principal amounts of $1,000 or integral multiples thereof, as applicable, provided that any Holder may tender all Notes held by such Holder, even if the aggregate principal amount of those Notes is not an integral multiple of $1,000.

--------------------------------------------------------------------------------------------------------------------
                                               DESCRIPTION OF NOTES
--------------------------------------------------------------------------------------------------------------------
                                                                           Aggregate           Principal Amount
      Name(s) and Address(es) of Holder(s)            Certificate       Principal Amount   Tendered and as to which
           (Please fill in, if blank)                 Number(s)*         Represented        Consents Are Given**
-------------------------------------------------- ------------------ ------------------- --------------------------

                                                   ------------------ ------------------- --------------------------

                                                   ------------------ ------------------- --------------------------

                                                   ------------------ ------------------- --------------------------

                                                   ------------------ ------------------- --------------------------

                                                   ------------------ ------------------- --------------------------

                                                   ------------------ ------------------- --------------------------

                                                   -------------------------------------- --------------------------
                                TOTAL PRINCIPAL
                                AMOUNT OF NOTES
-------------------------------------------------- -------------------------------------- --------------------------
*    Need not be completed by Holders tendering by book-entry transfer (see below).
**   Unless otherwise specified, it will be assumed that the entire aggregate amount of Notes indicated in the column labeled "Aggregate Principal
     Amount Represented" is being tendered. A tendering Holder is required to consent to the Proposed Amendments with respect to all Notes tendered by such Holder and a tender of Notes will be deemed to constitute the consent of the tendering Holder to the Proposed Amendments in respect of all such tendered Notes.
--------------------------------------------------------------------------------------------------------------------

         PURSUANT TO THE OFFER AND SOLICITATION, HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE TOTAL CONSIDERATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR NOTES AND DELIVER (AND NOT REVOKE) THE RELATED CONSENTS TO THE DEPOSITARY ON OR PRIOR TO THE CONSENT DATE. HOLDERS WHO VALIDLY TENDER THEIR NOTES AND DELIVER THE RELATED CONSENTS TO THE DEPOSITARY AFTER THE CONSENT DATE BUT ON OR PRIOR TO THE EXPIRATION DATE WILL RECEIVE THE TENDER OFFER CONSIDERATION, BUT WILL NOT RECEIVE THE CONSENT PAYMENT.

[ ]    CHECK HERE IF CERTIFICATES REPRESENTING TENDERED NOTES ARE ENCLOSED
       HEREWITH.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution: __________________________________________

Account Number with DTC:       __________________________________________

VOI Number                     __________________________________________

         By the execution hereof, the undersigned acknowledges receipt of the Offer to Purchase and Consent Solicitation Statement, dated January 31, 2005 (as the same may be amended, supplemented or modified from time to time, the "Statement") of American Lawyer Media, Inc., a Delaware corporation (the "Company"), and this Consent and Letter of Transmittal and instructions hereto (the "Consent and Letter of Transmittal"), which together constitute (i) the Company's offer to purchase (the "Offer") for cash any and all of its outstanding 9 3/4% Senior Notes Due 2007 (the "Notes") from each holder thereof (each, a "Holder" and collectively, the "Holders"), upon the terms and subject to the conditions set forth in the Statement and in this Consent and Letter of Transmittal, and (ii) the Company's solicitation (the "Solicitation") of consents (the "Consents") from registered Holders, to certain Proposed Amendments (as defined in the Statement) to the indenture, dated as of December 22, 1997 (the "Indenture"), among the Company, the Guarantors (as defined therein) and The Bank of New York, as trustee (the "Trustee"), as amended or supplemented, pursuant to which an aggregate principal amount of $175 million of Notes were originally issued.

         This Consent and Letter of Transmittal is to be used by Holders if (i) certificates representing Notes are to be physically delivered to the Depositary herewith by such Holder or (ii) tender of Notes is to be made by book-entry transfer to the Depositary's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Statement under Item 6, "Procedures for Tendering Notes and Delivering Consents--Tender of Notes Held Through DTC" and instructions are not being transmitted through the DTC Automated Tender Offer Program ("ATOP"). Holders of Notes who are tendering by book-entry transfer to the Depositary's account at DTC can execute their tender and consent through ATOP. DTC participants that are accepting the offers must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Depositary's account at DTC. DTC will then send an Agent's Message to the Depositary for its acceptance. Delivery of the Agent's Message by DTC will satisfy the terms of the Offer and the Solicitation in lieu of execution and delivery of a Consent and Letter of Transmittal by the participant identified in the Agent's Message.

         The consummation of the Offer and the Solicitation are subject to certain conditions including, the Refinancing Transactions Condition, the Supplemental Indenture Condition and the General Conditions, all as more fully described in the Statement under the caption "Conditions to the Offer and Solicitation."

         THERE ARE NO GUARANTEED DELIVERY PROCEDURES APPLICABLE TO THE OFFER. HOLDERS MUST TIMELY TENDER THEIR NOTES IN ACCORDANCE WITH THE PROCEDURES SET FORTH IN THE STATEMENT AND THIS LETTER OF TRANSMITTAL.

         THE OFFER AND THE SOLICITATION ARE NOT BEING MADE TO (NOR WILL TENDERS OF NOTES BE ACCEPTED FROM OR ON BEHALF OF) HOLDERS IN ANY JURISDICTION IN WHICH THE MAKING OR ACCEPTANCE OF THE OFFER OR SOLICITATION WOULD NOT BE IN COMPLIANCE WITH THE LAWS OF SUCH JURISDICTION.

         THE UNDERSIGNED HAS COMPLETED, EXECUTED AND DELIVERED THIS CONSENT AND LETTER OF TRANSMITTAL TO INDICATE THE ACTION THE UNDERSIGNED DESIRES TO TAKE WITH RESPECT TO THE OFFER AND THE SOLICITATION.

         Your bank or broker can assist you in completing this Consent and Letter of Transmittal. The instructions included with this Consent and Letter of Transmittal and in the Statement must be followed. Questions and requests for assistance or for additional copies of the Statement and this Consent and Letter of Transmittal must be directed to MacKenzie Partners, Inc., the Information Agent, or to Credit Suisse First Boston LLC or UBS Securities LLC, the Dealer Managers and Solicitation Agents for the Offer and the Solicitation, at the addresses and telephone numbers set forth on the back cover page of this Consent and Letter of Transmittal. See Instruction 13 below.

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Offer and Solicitation, the undersigned hereby tenders to the Company the principal amount of Notes indicated above and consents to the Proposed Amendments to such Notes with respect to the aggregate principal amount of such Notes.

         Subject to, and effective upon, the acceptance for purchase of, and payment for, the principal amount of Notes tendered with this Consent and Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company, all right, title and interest in and to the Notes that are being tendered hereby, waives any and all other rights with respect to such Notes (including without limitation, any existing or past defaults and their consequences in respect of such Notes and the Indenture under which such Notes were issued) and releases and discharges the Company and its affiliates from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, such Notes, including without limitation, any claims that the undersigned is entitled to receive additional principal or interest payments with respect to such Notes or to participate in any redemption or defeasance of such Notes, and also consents to the Proposed Amendments with respect to such Notes. The undersigned hereby irrevocably constitutes and appoints the Depositary as true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Depositary also acts as the agent of the Company in connection with the Offer and the Solicitation) with respect to such Notes, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Notes and all evidences of transfer and authenticity to, or transfer ownership of, such Notes on the account books maintained by DTC to, or upon the order of, the Company,
(ii) present such Notes for transfer of ownership on the books of the Company,
(iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Notes and (iv) deliver to the Company and the Trustee this Consent and Letter of Transmittal as evidence of the undersigned's Consent to the Proposed Amendments with respect to such Notes and to the execution of the Supplemental Indenture (as defined below) and as certification that validly tendered and not revoked Consents from Holders of, in the case of the Proposed Amendments other than those relating to the change of control covenant (the "Majority Amendments"), at least a majority of the aggregate principal amount of outstanding Notes (the "Majority Requisite Consents") to the Majority Amendments and, in the case of the Proposed Amendments relating to the change of control covenant (the "Change of Control Amendments"), at least 662/3% of the aggregate principal amount of outstanding Notes (the "Change of Control Requisite Consents" and, together with the Majority Requisite Consents, the "Requisite Consents") to the Change of Control Amendments, duly executed by Holders of such Notes, have been received, all in accordance with the terms and conditions of the Offer and Solicitation as described in the Statement.

         The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides a written Consent, with respect to the Notes tendered hereby, to the Proposed Amendments with respect to such Notes as permitted by Article 9 of the Indenture. The undersigned understands that each Consent provided hereby shall remain in full force and effect until such Consent is validly revoked in accordance with the procedures set forth in the Statement and this Consent and Letter of Transmittal, which procedures are hereby agreed to be applicable in lieu of any and all other procedures for revocation set forth in the Indenture, which are hereby waived.

         The undersigned understands that Consents may not be revoked after the Consent Date. If the Requisite Consents are obtained by the Consent Date, a supplemental indenture to the Indenture providing for the Proposed Amendments (the "Supplemental Indenture") will be executed by the Company, the Guarantors and the Trustee on or promptly after the Consent Date, and the undersigned acknowledges that the Supplemental Indenture will become effective immediately upon execution thereof. The undersigned further acknowledges that although the Supplemental Indenture will become effective immediately upon the execution thereof, any Proposed Amendments to the Indenture contained therein will not become operative unless and until the Notes are accepted for purchase by the Company pursuant to the Offer, which is expected to occur promptly after the Expiration Date. If the Offer is terminated or withdrawn, in whole or in part, or the Notes are not accepted for purchase for any reason, the existing Indenture will remain in effect in its present form and the Supplemental Indenture will not become operative.

         The undersigned understands that tenders of Notes and the related Consents may be withdrawn or revoked by written notice of withdrawal or revocation received by the Depositary at any time on or prior to the Consent Date. Tenders of Notes made subsequent to the Consent Date may not be withdrawn, unless otherwise required by law. Holders may not deliver Consents in the Solicitation without tendering the related Notes in the Offer, and may not revoke Consents on or prior to the Consent Date without withdrawing the previously tendered Notes to which such Consents relate. Holders may not withdraw previously tendered Notes on or prior to the Consent Date without revoking the previously delivered Consents to which such tender relates.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Notes tendered hereby and to give any Consent contained herein, and that when such Notes are accepted for purchase and payment by the Company, the Company will acquire good and valid title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Notes tendered hereby, to perfect the undersigned's Consents to the Proposed Amendments and to complete the execution of the Supplemental Indenture reflecting any such Proposed Amendments.

         The undersigned understands that tenders of Notes pursuant to any of the procedures described in the Statement and in the instructions hereto and acceptance thereof by the Company will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Offer and the Solicitation.

         For purposes of the Offer, the undersigned understands that the Company will be deemed to have accepted for purchase validly tendered Notes if, as and when the Company gives oral or written notice thereof to the Depositary. For purposes of the Solicitation, the undersigned understands that Consents received by the Depositary will be deemed to have been accepted by the Company if, as and when the Company gives written notice to the Trustee of the receipt by the Depositary of the Requisite Consents relating to the Notes and the Supplemental Indenture is executed, but that the Consent Payment will not be payable unless and until the Company has accepted the Notes for purchase pursuant to the Offer.

         The undersigned understands that the Company's obligation to accept for purchase, and to pay for, Notes validly tendered pursuant to the Offer and the Company's obligation to make the Consent Payment is conditioned upon satisfaction or waiver of the Refinancing Transactions Condition, the Supplemental Indenture Condition and the General Conditions. See Item 8, "Conditions to the Offer and Solicitation" in the Statement. Any Notes not accepted for purchase will be returned promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

         All authority conferred or agreed to be conferred by this Consent and Letter of Transmittal shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Consent and Letter of Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

         The undersigned understands that the delivery and surrender of the Notes is not effective, and the risk of loss of the Notes does not pass to the Depositary, until receipt by the Depositary of this Consent and

Letter of Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to the Company or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Notes and deliveries and revocations of Consents will be determined by the Company, in its sole discretion, which determination shall be final and binding.

         Unless otherwise indicated under "Special Payment Instructions" and "Special Delivery Instructions" below, the undersigned hereby requests that you issue a check from the Depositary for the Total Consideration or Tender Offer Consideration, as the case may be, including accrued and unpaid interest up to, but not including, the Payment Date, for any Notes tendered hereby that are purchased, and/or return any certificates representing Notes not tendered or not accepted for purchase in the name(s) of the Holder(s) appearing under "Description of Notes." In the event that both the Special Payment Instructions and the Special Delivery Instructions are completed, please issue the check for the Total Consideration or Tender Offer Consideration, as the case may be, including accrued and unpaid interest up to, but not including, the Payment Date, and/or return any certificates representing Notes not tendered or not accepted for purchase (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Notes, please credit the account maintained at DTC with any Notes not tendered or not accepted for purchase. The undersigned recognizes that the Company does not have any obligation pursuant to the Special Delivery Instructions to transfer any Notes from the name of the Holder thereof if the Company does not accept for purchase any of the Notes so tendered. The undersigned acknowledges and agrees that the Company and the Depositary may in appropriate circumstances defer effecting transfers of Notes and may retain such Notes until satisfactory evidence of payment of transfer taxes payable on account of such transfer by the undersigned, or exemption therefrom, is submitted to them.

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                                PLEASE SIGN HERE

   (TO BE COMPLETED BY ALL TENDERING HOLDERS REGARDLESS OF WHETHER NOTES ARE
       BEING PHYSICALLY DELIVERED HEREWITH, UNLESS AN AGENT'S MESSAGE IS DELIVERED IN CONNECTION WITH A BOOK-ENTRY TRANSFER OF SUCH NOTES)

         By completing, executing, and delivering this Consent and Letter of Transmittal, the undersigned hereby tenders, and consents to the Proposed Amendments (and to execution of the Supplemental Indenture effecting any of the Proposed Amendments) with respect to, the principal amount of the Notes listed in the box above labeled "Description of Notes" under the column heading "Principal Amount Tendered and as to which Consents are Given" (or, if nothing is indicated therein, with respect to the entire aggregate principal amount represented by the Notes described in such box).

         This Consent and Letter of Transmittal must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on the certificate(s) for Notes or, if tendered by the registered holder(s) of Notes exactly as such participant's name appears on a security position listing as the owner of Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Consent and Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company of such person's authority to so act. See Instruction 6 below.

         If the signature appearing below is not of the registered holder(s) of the Notes, then the registered holder(s) must sign a valid proxy, which signature must be guaranteed by a Medallion Signature Guarantor. The consent proxy should accompany this Consent and Letter of Transmittal.

X ____________________________________________________________________________
X ____________________________________________________________________________
               (Signature(s) of Holder(s) or Authorized Signatory)

Dated: _____________, 2005
Name(s):______________________________________________________________________
                                (Please Print)

Capacity: ____________________________________________________________________
Address:______________________________________________________________________
______________________________________________________________________________
                             (Including Zip Code)

Area Code and Telephone No.: ( )______________________________________________
Tax Identification or Social Security No.: ___________________________________

                      PLEASE COMPLETE IRS FORM W-9 HEREIN
              SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

______________________________________________________________________________
         (Name of Medallion Signature Guarantor Guaranteeing Signature)

______________________________________________________________________________
(Address (including Zip Code) and Telephone Number(including Area Code) of Firm)

______________________________________________________________________________
                             (Authorized Signature)

______________________________________________________________________________
                                 (Printed Name)
______________________________________________________________________________
                                 (Printed Name)

Dated: _______________, 2005

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                                       8

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                          SPECIAL PAYMENT INSTRUCTIONS
                        (See Instructions 5, 6, 7 and 8)

         To be completed ONLY if payment in the name of someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal.

Name(s): ______________________________________________________________________
                                 (Please Print)

Address: ______________________________________________________________________
                                 (Please Print)

_______________________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________
               Taxpayer Identification or Social Security Number
               (See IRS Form W-9 herein and Instruction 8 below)



                         SPECIAL DELIVERY INSTRUCTIONS
                        (See Instructions 5, 6, 7 and 8)

         To be completed ONLY if certificates for Notes in a principal amount not tendered or not accepted for purchase are to be issued to someone other than the person or persons whose signature(s) appear(s) within this Consent and Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Notes" within this Consent and Letter of Transmittal.

Name(s): ______________________________________________________________________
                                 (Please Print)

Address: ______________________________________________________________________
                                 (Please Print)

_______________________________________________________________________________
                               (Include Zip Code)

_______________________________________________________________________________
               Taxpayer Identification or Social Security Number
               (See IRS Form W-9 herein and Instruction 8 below)


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                                       9

                                   INSTRUCTIONS

   Forming Part of the Terms and Conditions of the Offer and the Solicitation

         1. Guarantee of Signatures. Signatures on this Consent and Letter of Transmittal must be guaranteed by a recognized participant in good standing in the Securities Transfer Agents Medallion Program, the New York Stock Exchange, Inc. Medallion Signature Program or the Stock Exchange Medallion Program (each a "Medallion Signature Guarantor"), unless the Notes tendered and Consents delivered by this document are tendered and delivered (i) by a registered Holder of Notes (or by a participant in DTC whose name appears on a security position listing as the owner of such Notes) who has not completed any of the boxes entitled "Special Payment Instructions" or "Special Delivery Instructions" on this Consent and Letter of Transmittal, or (ii) for the account of a member firm of a registered national securities exchange, a member in good standing of the National Association of Securities Dealers, Inc. ("NASD") or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing being referred to as an "Eligible Institution"). If the Notes are registered in the name of a person other than the signer of this Consent and Letter of Transmittal or if Notes not accepted for payment or not tendered are to be returned to a person other than the registered Holder or if payment is to be made to a person other than the registered Holder, then the signature on this Consent and Letter of Transmittal accompanying the tendered Notes must be guaranteed by a Medallion Signature Guarantor as described above.

         2. Requirements of Tender. This Consent and Letter of Transmittal is to be completed by Holders of Notes if certificates representing such Notes are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Statement under Item 6, "Procedures for Tendering Notes and Delivering Consents," unless such Notes are being transferred through ATOP. Unless instructions are being transmitted through ATOP, for a holder to validly tender Notes and deliver Consents pursuant to the Offer and the Solicitation, a properly completed and duly executed Consent and Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Depositary at its address set forth herein on or prior to the Consent Date or Expiration Date, as applicable, and either (i) certificates representing such Notes must be received by the Depositary at its address or (ii) such Notes must be transferred pursuant to the procedures for book-entry transfer described in the Statement under Item 6, "Procedures for Tendering Notes and Delivering Consents," and a Book-Entry Confirmation must be received by the Depositary, in each case, on or prior to the Consent Date or Expiration Date, as applicable; provided, however, that no Consent Payment will be paid to Holders who tender Notes and deliver their Consents after the Consent Date.

         The method of delivery of this Consent and Letter of Transmittal, the Notes and all other required documents, including delivery through DTC and acceptance of an Agent's Message transmitted through ATOP, is at the option and risk of the tendering Holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Depositary. This Consent and Letter of Transmittal and the certificates representing the Notes, if applicable, should be sent only to the Depositary and not to the Company, the Dealer Managers, the Solicitation Agents or the Information Agent.

         No alternative, conditional or contingent tenders shall be accepted. All tendering Holders, by execution of this Consent and Letter of Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Notes for payment.

         3. Consents to Proposed Amendments. A valid Consent to the Proposed Amendments may be given only by a Holder or its attorney-in-fact. A beneficial owner who is not a Holder must arrange with the Holder to execute and deliver a Consent on its behalf, obtain a properly completed irrevocable proxy that authorizes such beneficial owner to consent to the Proposed Amendments on behalf of such Holder or become a Holder. Notwithstanding the foregoing, any DTC participant that has Notes credited to its DTC account at any time (and thereby held of record by DTC's nominee) may directly provide a Consent to the Proposed Amendments as though it were the registered Holder by so completing, executing and delivering the Consent and Letter of Transmittal or by transmitting instructions through ATOP.

         4. Withdrawal of Tenders and Revocation of Consents. Notes may be withdrawn, and consents may be revoked, at any time on or prior to the Consent Date, but not thereafter. In order for a Holder to revoke a Consent, such Holder must withdraw the related tendered Notes. A valid withdrawal of tendered Notes effected on or prior to the Consent Date will constitute the concurrent valid revocation of such Holder's related Consent. In the event of a termination of the Offer, the Notes tendered pursuant to the Offer will be promptly returned to the tendering Holder (or, in the case of Notes tendered by book-entry transfer, such Notes will be credited to the account maintained at DTC from which such Notes were delivered), and any Proposed Amendments contained in the Supplemental Indenture will not become operative. If the Solicitation is amended on or prior to the Consent Date in a manner determined by the Company, in its sole discretion and subject to applicable securities laws, to constitute a material adverse change to the Holders, the Company promptly will disclose such amendment and, if necessary, extend the Consent Date for a period deemed by the Company to be adequate to permit Holders of the Notes to withdraw their Notes and revoke their Consents. In addition, the Company may, if it deems appropriate, extend the Solicitation for any other reason.

         For a withdrawal of Notes tendered on or prior to the Consent Date using this Consent and Letter of Transmittal and the revocation of Consents to be effective, a written or facsimile transmission notice of withdrawal or revocation must be received by the Depositary on or prior to the Consent Date at its address set forth on the back cover of this Consent and Letter of Transmittal. Any such notice of withdrawal must (i) specify the name of the person who tendered the Notes to be withdrawn or to which the revocation of Consents relates, (ii) contain the description of the Notes to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Notes (unless such Notes were tendered by book-entry transfer) and the aggregate principal amount represented by such Notes and (iii) be signed by the Holder of such Notes in the same manner as the original signature on this Consent and Letter of Transmittal by which such Notes were tendered (including any required signature guarantees) or the related Consent was given, or be accompanied by (x) documents of transfer sufficient to have the Trustee register the transfer of the Notes into the name of the person withdrawing such Notes and/or revoking such Consent and (y) a properly completed irrevocable proxy authorizing such person to effect such withdrawal on behalf of such Holder. If the Notes to be withdrawn have been delivered or otherwise identified to the Depositary, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected. The withdrawal of a tender of Notes (and the concurrent revocation of the Consents) may also be effected through a properly transmitted "Request Message" through ATOP received by the depositary at any time on or prior to the Consent Date.

         Any valid revocation of a Consent will automatically be deemed a withdrawal of the Notes to which such Consent relates. Any permitted withdrawal of Notes and revocation of Consents may not be rescinded, and any Notes properly withdrawn will thereafter be deemed not validly tendered and any Consents revoked will be deemed not validly delivered for purposes of the Offer and the Solicitation; provided, however, that validly withdrawn Notes may be re-tendered and validly revoked Consents may be re-delivered by again following one of the appropriate procedures described under Item 6, "Procedures for Tendering and Delivering Consents" in the Statement, at any time on or prior to the Expiration Date.

         ALL QUESTIONS AS TO THE VALIDITY, FORM AND ELIGIBILITY (INCLUDING TIME OF RECEIPT) OF NOTICES OF WITHDRAWAL AND REVOCATION OF NOTES AND CONSENTS WILL BE DETERMINED BY THE COMPANY, IN THE COMPANY'S SOLE DISCRETION (WHOSE DETERMINATION SHALL BE FINAL AND BINDING). NEITHER THE COMPANY, THE DEPOSITARY, THE INFORMATION AGENT, THE DEALER MANAGERS, THE SOLICITATION AGENTS, THE TRUSTEE NOR ANY OTHER PERSON WILL BE UNDER ANY DUTY TO GIVE NOTIFICATION OF ANY DEFECTS OR IRREGULARITIES IN ANY NOTICE OF WITHDRAWAL OR REVOCATION OF NOTES OR CONSENTS, OR INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTIFICATION.

         5. Partial Tenders and Consents. Tenders of Notes pursuant to the Offer (and the corresponding Consents pursuant to the Solicitation) will be accepted only in principal amounts of $1,000, or integral multiples thereof; provided that any Holder of Notes may tender all Notes held by such Holder, even if the aggregate principal amount of such Notes is not an integral multiple of $1,000. If less than the entire principal amount of any Notes evidenced by a submitted certificate is tendered, the tendering Holder must fill in the principal amount tendered in the last column of the box entitled "Description of Notes" herein. The entire principal amount represented by the certificates for all Notes delivered to the Depositary will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all Notes of a Holder is not tendered or not accepted for purchase, certificates for the principal amount of such Notes not tendered or not accepted for purchase will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the Holder unless otherwise provided in the appropriate box in this Consent and Letter of Transmittal (see Instruction 7) promptly after the Notes of such issue are accepted for purchase.

         6. Signatures on this Consent and Letter of Transmittal, Bond Powers and Endorsement; Guarantee of Signatures. If this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby or with respect to which Consent is given, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Consent and Letter of Transmittal is signed by a participant in DTC whose name is shown on a security position listing as the owner of the Notes tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Notes.

         IF THIS CONSENT AND LETTER OF TRANSMITTAL IS EXECUTED BY A HOLDER OF NOTES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION. IN ADDITION, SUCH TENDER MUST BE ACCOMPANIED BY A VALID CONSENT OR PROXY OF SUCH REGISTERED HOLDER(S), SINCE NOTES MAY NOT BE TENDERED WITHOUT A CONSENT TO THE PROPOSED AMENDMENTS AND ONLY REGISTERED HOLDER(S) ARE ENTITLED TO PROVIDE CONSENTS TO SUCH PROPOSED AMENDMENTS. SIGNATURES ON SUCH CONSENTS OR PROXY MUST BE GUARANTEED BY A MEDALLION SIGNATURE GUARANTOR, UNLESS THE SIGNATURE IS THAT OF AN ELIGIBLE INSTITUTION.

         If any of the Notes tendered hereby (and with respect to which Consent is given) are owned of record by two or more joint owners, all such owners must sign this Consent and Letter of Transmittal. If any tendered Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Consent and Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

         If this Consent and Letter of Transmittal or any certificates of Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and the proper evidence satisfactory to the Company of their authority so to act must be submitted with this Consent and Letter of Transmittal.

         When this Consent and Letter of Transmittal is signed by the registered Holder(s) of the Notes listed and transmitted hereby, no endorsements of Notes or separate instruments of transfer are required unless payment is to be made, or Notes not tendered or purchased are to be issued, to a person other than the registered Holder(s), in which case the signatures on such Notes or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

         Endorsements on certificates for Notes, signatures on bond powers and proxies and Consents provided in accordance with this Instruction 6 by registered Holders not executing this Consent and Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

         7. Special Payment and Special Delivery Instructions. Tendering Holders should indicate in the applicable box or boxes the name and address to which Notes for principal amounts not tendered or not accepted for purchase or checks constituting payments for Notes to be purchased and Consent Payments to be made in connection with the Offer and Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Consent and Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Notes not tendered or not accepted for purchase will be returned to the registered Holder of the Notes tendered. For Holders of Notes tendering by book-entry transfer, Notes not tendered or not accepted for purchase will be returned by crediting the account at DTC designated above.

         8. Taxpayer Identification Number. U.S. federal income tax laws generally require that a tendering Holder provides the Depositary with such Holder's correct Taxpayer Identification Number ("TIN") on IRS Form W-9, which can be obtained from the Internal Revenue Service (the "IRS") (the "IRS Form W-9"), which in the case of a Holder who is an individual, is generally his or her social security number. If the tendering Holder is a nonresident alien or a foreign entity, other requirements (as described below) will apply. If the Depositary is not provided with the correct TIN, such tendering Holder may be subject to a $50 penalty imposed by the IRS. In addition, failure to provide the Depositary with the correct TIN or an adequate basis for an exemption from backup withholding may result in backup withholding on payments, including the Consent Payment, made to the Holder or other payee pursuant to the Offer or the Solicitation at a current rate of 28%. If withholding results in an overpayment of taxes, the Holder may obtain a refund if the required information is provided to the IRS.

         Exempt Holders of Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Form W-9 (the "W-9 Guidelines").

         To prevent backup withholding, each tendering Holder that is a U.S. person (including a resident alien) must provide its correct TIN by completing the IRS Form W-9, certifying, under penalties of perjury, that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (i) the Holder is exempt from backup withholding, or (ii) the Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, or (iii) the IRS has notified the Holder that such Holder is no longer subject to backup withholding. If the Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN and write "Applied For" in the space reserved for the TIN. Note: Writing "applied for" on the IRS Form W-9 means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Depositary before payment, backup withholding may result.

         A tendering Holder that is a nonresident alien or a foreign entity must submit the appropriate completed IRS Form W-8 (generally IRS Form W-8BEN) to avoid backup withholding and to claim an exemption from withholding an interest payment. The appropriate form may be obtained via the IRS website at www.irs.gov or by contacting the Depositary at the address on the face of this Consent and Letter of Transmittal.

         If you provide special payment or delivery instructions in accordance with Instruction 7 above, please provide the appropriate IRS Form W-9 or W-8 BEN for the person named in such instructions.

         FAILURE TO COMPLETE IRS FORM W-9, IRS FORM W-8BEN OR ANOTHER APPROPRIATE FORM MAY RESULT IN BACKUP OR OTHER WITHHOLDING AT THE RATES DESCRIBED ABOVE ON ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER AND THE SOLICITATION.

         9. Transfer Taxes. The Company will pay all transfer taxes applicable to the purchase and transfer of Notes pursuant to the Offer and the Solicitation, except in the case of deliveries of certificates for Notes for principal amounts not tendered or not accepted for payment that are registered or issued in the name of any person other than the registered Holder of Notes tendered hereby. Except as provided in this Instruction 9, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Consent and Letter of Transmittal.

         10. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Notes or delivery of Consents pursuant to any of the procedures described above will be determined by the Company in the Company's sole discretion (whose determination shall be final and binding). The Company expressly reserves the absolute right, in its sole discretion, subject to applicable law, to reject any or all tenders of any Notes or delivery of Consents, as applicable, determined by it not to be in proper form or, in the case of Notes, if the acceptance for payment of, or payment for, such Notes may, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right, in its sole discretion, subject to applicable law, to waive or amend any of the conditions of the Offer and Solicitation or to waive any defect or irregularity in any tender with respect to any particular Notes or delivery of any Consents of any particular Holder, whether or not similar defects or irregularities are waived in the case of other Holders. The Company's interpretation of the terms and conditions of the Offer and Solicitation (including this Consent and Letter of Transmittal and the Instructions thereto) will be final and binding. Neither the Company, the Depositary, the Information Agent, the Dealer Managers, the Solicitation Agents, the Trustee nor any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If the Company waives its right to reject a defective tender of Notes, the Holder will be entitled to the Tender Offer Consideration, including accrued and unpaid interest up to, but not including, the Payment Date and, if applicable, the Consent Payment.

         11. Waiver of Conditions. The Company expressly reserves the absolute right, in its sole discretion, to amend or waive any of the conditions to the Offer in the case of any Notes tendered or any Consent and Letter of Transmittal delivered, in whole or in part, at any time and from time to time.

         12. Mutilated, Lost, Stolen, or Destroyed Certificates for Notes. Any Holder of Notes whose certificates for Notes have been mutilated, lost, stolen or destroyed should write to the Trustee at the following address: The Bank of New York, Corporate Trust Operations, Reorganization Unit, 101 Barclay Street 7E, New York, NY 10286, Attention: Mr. David Mauer or by telephone at (212) 815-3687.

         13. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering Notes and consenting to the Proposed Amendments and requests for assistance or additional copies of the Statement and this Consent and Letter of Transmittal may be directed to, and additional information about the Offer and the Solicitation may be obtained from, the Dealer Managers, the Solicitation Agents or the Information Agent, whose addresses and telephone numbers appear on the last page hereof.

            The Depositary for the Offer and the Solicitation is:

                             THE BANK OF NEW YORK

           By Mail, Overnight Courier or in person (by hand only):
                             The Bank of New York
                          Corporate Trust Operations
                             Reorganization Unit
                          101 Barclay Street--7 East
                              New York, NY 10286
                          Attention: Mr. David Mauer

                                By Facsimile:
                       (for Eligible Institutions only)
                                (212) 298-1915
                            Confirm by Telephone:
                                (212) 815-3687

         Any questions or requests for assistance or additional copies of the Statement of this Consent and Letter of Transmittal may be directed to the Information Agent at the telephone numbers and address listed below. A Holder may also contact the Dealer Managers and Solicitation Agents at the telephone numbers and addresses listed below or such Holder's broker, dealer, commercial bank or trust company or nominee for assistance concerning the Offer and the Solicitation.

         The Information Agent for the Offer and the Solicitation is:

                                   MACKENZIE
                                PARTNERS, INC,
                            [LOGO GRAPHIC OMITTED]

                               105 Madison Avenue
                            New York, New York 10016
                          (212) 929-5500 (Call Collect)
                                       or
                          Call Toll-Free (800) 322-2885
                       Email: proxy@mackenziepartners.com

         The Dealer Managers for the Offer and the Solicitation Agents for the Solicitation are:

        CREDIT | FIRST                                       UBS
        SUISSE | BOSTON
    [LOGO GRAPHIC OMITTED]                          [LOGO GRAPHIC OMITTED]


        Eleven Madison Avenue                       677 Washington Blvd.
      New York, New York 10010                   Stamford, Connecticut 06901
    U.S. Toll Free (800) 820-1653            U.S. Toll Free (888) 722-9555 x4210
   Call Collect +1 (212) 538-0652               Call Collect +1 (203) 719-4210
            (U.S.)                                          (U.S.)
  Attn: Liability Management Group             Attn: Liability Management Group